		Exhibit 99.2
TENNESSEE BANCSHARES, INC.
AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

Assets	Unaudited March 31, 2018	Audited December 31, 2017

Cash and due from banks	$4,302,709	$6,005,456
Interest-bearing deposits in banks	151,002	3,409,041
Cash and cash equivalents	4,453,711	9,414,497

Securities available for sale, at fair value	26,293,105	27,340,599
Securities held to maturity, at cost (fair value $3,858,391 and $3,940,766, respectively)	3,893,577	3,899,005
Restricted equity securities	464,300	464,300
Mortgage loans held for sale	147,205	363,361

Loans	191,068,304	196,848,759
Less allowance for loan losses	2,035,590	2,074,600
Loans, net	189,032,714	194,774,159

Premises and equipment	8,790,672	8,841,669
Accrued interest receivable	891,781	986,266
Goodwill	1,571,053	1,571,053
Other assets	1,587,486	1,467,403

Total assets	$237,125,604	$249,122,312

Liabilities and Stockholders' Equity

Liabilities:
Deposits
Noninterest-bearing	$18,612,138	$21,510,446
Interest-bearing	186,297,163	194,185,432
Total deposits	204,909,301	215,695,878
Other borrowings	7,680,559	9,264,075
Accrued interest payable	75,911	89,734
Other liabilities	865,943	661,304
Total liabilities	213,531,714	225,710,991

Commitments and contingencies

Stockholders' equity
Common stock, $1 par value, 10,000,000 shares authorized;
1,809,282 and 1,809,282 shares issued and outstanding, respectively	1,809,282	1,809,282
Capital surplus	16,493,056	16,493,056
Retained earnings	5,585,647	5,164,471
Accumulated other comprehensive loss	(294,095)	(55,488)

Total stockholders' equity	23,593,890	23,411,321

Total liabilities and stockholders' equity	$237,125,604	$249,122,312

See Notes to Consolidated Financial Statements.

TENNESSEE BANCSHARES, INC.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

	Unaudited
	Three Months Ended March 31,
	2018	2017
Interest income:
Loans, including fees	$2,478,305	$2,387,022
Taxable securities	120,725	127,579
Non-taxable securities	61,369	51,555
Other interest income	10,944	9,662
Total interest income	2,671,343	2,575,818

Interest expense:
Deposits	432,611	382,645
Other borrowings	67,083	28,740
Total interest expense	499,694	411,385

Net interest income	2,171,649	2,164,433
Provision for loan losses	0	85,347
Net interest income after provision for loan losses	2,171,649	2,079,086

Other income:
Service charges on deposit accounts	98,860	106,150
Mortgage fee income	81,714	47,351
Investment services	141,029	154,409
Other operating income	44,406	39,141
Total other income	366,009	347,051

Other expenses:
Salaries and employee benefits	734,539	684,732
Equipment and occupancy expenses	210,429	197,868
Other operating expenses	903,718	602,638
Total other expenses	1,848,686	1,485,238

Income before income tax expense	688,972	940,899

Income tax expense	267,796	360,276

Net income	$421,176	$580,623

See Notes to Consolidated Financial Statements.

TENNESSEE BANCSHARES, INC.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY - UNAUDITED
FOR THE THREE MONTHS ENDED MARCH 31, 2018

					Accumulated
					Other	Total
	Common Stock		Capital	Retained	Comprehensive	Stockholders'
	Shares	Par Value	Surplus	Earnings	Loss	Equity

Balance, December 31, 2017	1,809,282	$1,809,282	$16,493,056	$5,164,471	$(55,488)	$23,411,321
Net income	—	—	—	421,176	—	421,176
Other comprehensive loss	—	—	—	—	(238,607)	(238,607)
Balance, March 31, 2018	1,809,282	$1,809,282	$16,493,056	$5,585,647	$(294,095)	$23,593,890

See Notes to Consolidated Financial Statements.

TENNESSEE BANCSHARES, INC.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Unaudited
	Three Months Ended March 31,
	2018	2017
OPERATING ACTIVITIES
Net income	$421,176	$580,623
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and software amortization	83,093	94,921
Net amortization of securities	55,425	73,603
Provision for loan losses	0	85,347
Loss on sale of foreclosed assets	22,607	0
Writedowns of foreclosed assets	15,000	0
Increase (decrease) in interest receivable	94,485	(8,147)
Increase in interest payable	(13,823)	(18,584)
Net decrease in mortgage loans held for sale	216,156	144,949
Decrease in advance compensation agreement	15,115	15,924
Net other operating activities	69,540	121,036

Net cash provided by operating activities	978,774	1,089,672

INVESTING ACTIVITIES
Purchases of securities available for sale	0	(5,972,142)
Proceeds from maturities, calls, and paydowns of securities available for sale	672,901	488,971
Net (increase) decrease in loans	5,741,445	(7,927,989)
Proceeds from sale of foreclosed assets	47,893	0
Purchase of premises and equipment	(31,706)	(28,325)

Net cash provided by (used in) investing activities	6,430,533	(13,439,485)

FINANCING ACTIVITIES
Net decrease in deposits	(10,786,577)	(829,032)
Net (repayments) advances of other borrowings	(1,583,516)	505,392
Proceeds from issuance of common stock	0	5,682

Net cash provided by financing activities	(12,370,093)	(317,958)

Net decrease in cash and cash equivalents	(4,960,786)	(12,667,771)

Cash and cash equivalents at beginning of year	9,414,497	18,208,540

Cash and cash equivalents at end of year	$4,453,711	$5,540,769

TENNESSEE BANCSHARES, INC.
AND SUBSIDIARY
UNAUDITED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.	BASIS OF PRESENTATION AND OVERVIEW

Tennessee Bancshares, Inc. (the “Company”) is a bank holding company whose principal activity is the ownership and management of its wholly-owned subsidiary, Southern Community Bank (the “Bank”). Southern Community Bank is a commercial bank headquartered in Tullahoma, Tennessee with four branch offices located in portions of the Tennessee Valley. In addition, The Financial Group, LLC, a subsidiary of the Bank, offers financial management services, including a full service brokerage operation.

NOTE 2.    SECURITIES

The amortized cost and fair value of securities with gross unrealized gains and losses are summarized as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Securities Available for Sale
March 31, 2018:
U.S. Government sponsored
agency securities	$3,978,900	$-	$(108,562)	$3,870,338
Municipal securities	8,447,977	8,913	(268,101)	8,188,789
Corporate securities	2,552,459	-	(28,038)	2,524,421
U.S. Government sponsored
mortgage-backed securities	11,713,485	130,208	(134,136)	11,709,557
	$26,692,821	$139,121	$(538,837)	$26,293,105

Securities Held to Maturity
March 31, 2018:
Municipal securities	$1,941,399	$1,860	$(16,206)	$1,927,053
Corporate securities	1,952,179	1	(20,842)	1,931,338
	$3,893,578	$1,861	$(37,048)	$3,858,391

Securities Available for Sale
December 31, 2017:
U.S. Government sponsored
agency securities	$3,982,757	$-	$(65,267)	$3,917,490
Municipal securities	8,461,118	20,310	(160,939)	8,320,489
Corporate securities	2,559,105	7,461	(22,989)	2,543,577
U.S. Government sponsored
mortgage-backed securities	12,412,739	200,435	(54,131)	12,559,043
	$27,415,719	$228,206	$(303,326)	$27,340,599

Securities Held to Maturity
December 31, 2017:
Municipal securities	$1,942,904	$14,541	$-	$1,957,445
Corporate securities	1,956,101	27,319	(99)	1,983,321
	$3,899,005	$41,860	$(99)	$3,940,766

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2.    SECURITIES (Continued)

The amortized cost and fair value of securities as of March 31, 2018, by contractual maturity are shown below. Actual maturities may differ from contractual maturities in mortgage-backed securities because the mortgages underlying the securities may be called or repaid with or without penalty. Therefore, these securities are not included in the maturity categories in the following summary:

	Securities Available for Sale		Securities Held to Maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Due from one to five years	$3,161,791	$3,125,062	$-	$-
Due from five to ten years	6,454,658	6,267,327	1,952,179	1,931,338
Due after ten years	5,362,887	5,191,159	1,941,399	1,927,053
Mortgage-backed securities	11,713,485	11,709,557	-	-
	$26,692,821	$26,293,105	$3,893,578	$3,858,391

Restricted equity securities consist of the following:

	March 31,	December 31,
	2018	2017

Federal Home Loan Bank of Cincinnati stock	$464,300	$464,300

Temporarily Impaired Securities

The following tables show the gross unrealized losses and fair value of the Company’s securities with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at March 31, 2018 and December 31, 2017.

Securities that have been in a continuous unrealized loss position are as follows:

	Less Than Twelve Months		Over Twelve Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Total Unrealized Losses
Securities Available for Sale
March 31, 2018:
U.S. Government sponsored
agency securities	$-	$-	$3,870,338	$(108,562)	$(108,562)
Municipal securities	4,445,627	(125,294)	3,048,953	(142,807)	(268,101)
Corporate securities	1,545,951	(9,771)	978,470	(18,267)	(28,038)
U.S. Government sponsored
mortgage-backed securities	5,485,054	(102,136)	1,012,296	(32,000)	(134,136)
	$11,476,632	$(237,201)	$8,910,057	$(301,636)	$(538,837)

Securities Held to Maturity
March 31, 2018:
Municipal securities	$1,573,098	$(16,206)	$-	$-	$(16,206)
Corporate securities	1,694,203	(20,842)	-	-	(20,842)
	$3,267,301	$(37,048)	$-	$-	$(37,048)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2.    SECURITIES (Continued)

Temporarily Impaired Securities (Continued)

	Less Than Twelve Months		Over Twelve Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Total Unrealized Losses
Securities Available for Sale
December 31, 2017:
U.S. Government sponsored
agency securities	$-	$-	$3,917,490	$(65,267)	$(65,267)
Municipal securities	3,762,773	(73,229)	3,109,861	(87,710)	(160,939)
Corporate securities	1,056,116	(6,385)	480,000	(16,604)	(22,989)
U.S. Government sponsored
mortgage-backed securities	4,865,102	(39,287)	1,072,134	(14,844)	(54,131)
	$9,683,991	$(118,901)	$8,579,485	$(184,425)	$(303,326)

Securities Held to Maturity
December 31, 2017:
Corporate securities	$211,883	$(99)	$-	$-	$(99)
	$211,883	$(99)	$-	$-	$(99)

The unrealized losses on fifty-seven securities were caused by interest rate changes. Because the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before recovery of the amortized cost bases, which may be maturity, the Company does not consider these securities to be other-than-temporarily impaired at March 31, 2018.

Other-Than-Temporary Impairment

Upon acquisition of a security, the Company evaluates for impairment under the accounting guidance for investments in debt and equity securities. The Company routinely conducts periodic reviews to identify and evaluate each investment security to determine whether an other-than-temporary impairment has occurred. Factors included in the evaluation process may include geographic concentrations, credit ratings, and other performance indicators of the underlying asset. As of March 31, 2018 and December 31, 2017, no securities within the Company’s investment securities portfolio were considered other-than-temporarily impaired, and no impairment losses were recognized in 2018 or 2017.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3.	LOANS

Portfolio Segments and Classes

The composition of loans, excluding mortgage loans held for sale, is summarized as follows.

	March 31,	December 31,
	2018	2017
Real estate loans:
Construction and development	$27,764,154	$34,820,819
1-4 family first mortgages	47,811,781	47,256,479
Commercial	68,085,867	68,432,705
Other	15,255,834	15,094,645
Commercial loans	27,648,258	27,406,390
Consumer loans	4,061,504	3,435,487
	190,627,398	196,446,525
Net deferred loan costs	440,906	402,234
Allowance for loan losses	(2,035,590)	(2,074,600)
	$189,032,714	$194,774,159

For purposes of the disclosures required pursuant to ASC 310, the loan portfolio was disaggregated into segments and then further disaggregated into classes for certain disclosures. A portfolio segment is defined as the level at which an entity develops and documents a systematic method for determining its allowance for loan losses. There are three loan portfolio segments that include real estate, commercial, and consumer. A class is generally determined based on the initial measurement attribute, risk characteristic of the loan, and the Company’s method for monitoring and assessing credit risk. Classes within the real estate portfolio segment include construction and development loans, 1-4 family first mortgage loans, commercial real estate loans, and other real estate loans. The portfolio segments of non-real estate commercial loans and consumer loans have not been further segregated by class.

The following describe risk characteristics relevant to each of the portfolio segments and classes:

Real Estate - As discussed below, the Company offers various types of real estate loan products. All loans within this portfolio segment are particularly sensitive to the valuation of real estate:

•
Construction and development loans are repaid through cash flow related to the operations, sale or refinance of the underlying property. This portfolio class includes extensions of credit to real estate developers or investors where repayment is dependent on the sale of the real estate or income generated from the real estate collateral. The majority of construction and development loans are originated under interest only terms with principal due at maturity.

•	1-4 family first mortgage loans are repaid by various means such as a borrower’s income, sale of the property, or rental income derived from the property.

•
Commercial real estate loans include both owner-occupied commercial real estate loans and loans secured by income producing properties. Owner-occupied commercial real estate loans to operating businesses are long-term financing of land and buildings and are repaid by cash flow generated from the business operations. Real estate loans for income-producing properties such as apartment buildings, office and industrial buildings, and retail shopping centers are repaid from rent income derived from the properties.

•
Other real estate mortgage loans include 1-4 family junior liens, home equity lines of credit, loans secured by farmland and multi-family residential loans. These are repaid by various means such as a borrower’s income, sale of the property, or rental income derived from the property.

•

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3.	LOANS (Continued)

Portfolio Segments and Classes (Continued)

Commercial - The non-real estate commercial loan portfolio segment includes commercial and industrial loans. These loans include those loans to commercial customers for use in normal business operations to finance working capital needs, equipment purchases, or expansion projects. Loans are repaid by business cash flows. Collection risk in this portfolio is driven by the creditworthiness of the underlying borrower, particularly cash flows from the customers’ business operations.

Consumer - The consumer loan portfolio segment includes direct consumer installment loans, overdrafts and other revolving credit loans. Loans in this portfolio are sensitive to unemployment and other key consumer economic measures.

Credit Risk Management

Credit Administration directs the credit risk management process and assesses the accuracy of risk ratings, the quality of the portfolio and the estimation of inherent loan losses in the loan portfolio. This comprehensive process also assists in the prompt identification of problem loans. The Company has taken a number of measures to manage and reduce risk within the loan portfolio.

The Company employs a credit risk management process with defined policies, accountability and routine reporting to manage credit risk in the loan portfolio segments. Credit policies provide for a consistent and prudent approach to underwriting and approvals of credits. Within the Board approved Loan Policy, procedures exist that elevate the approval requirements as credits become larger and more complex. All loans are individually underwritten, risk-rated, approved, and monitored.

Responsibility and accountability for adherence to underwriting policies and accurate risk ratings lies in each portfolio segment. For the consumer portfolio segment, the risk management process focuses on managing customers who become delinquent in their payments. For the commercial and real estate portfolio segments, the risk management process focuses on underwriting new business and, on an ongoing basis, monitoring the credit quality of the portfolios. To insure problem credits are identified on a timely basis, portfolio reviews are conducted to assess the larger adversely rated credits for proper risk rating and accrual status.

Credit quality and trends in the loan portfolio segments are measured and monitored regularly. Detailed reports, by product, collateral, accrual status, etc., are reviewed by the Chief Executive Officer, Chief Lending Officer, Officers Loan Committee, and Directors Loan Committee.

The following risk grade categories are utilized by management to analyze and manage the credit quality and risk of the loan portfolio:

•	Pass - includes obligations where the probability of default is considered low.

•
Special Mention - includes obligations that exhibit potential credit weaknesses or downward trends deserving management’s close attention. If left uncorrected, these potential weaknesses may result in the deterioration of the repayment prospects or credit position at a future date. These loans are not adversely classified and do not expose the Company to sufficient risk to warrant adverse classification.

•

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3.	LOANS (Continued)

Credit Risk Management (Continued)

•
Substandard - includes obligations considered to be inadequately protected by the current sound worth and debt service capacity of the borrower or of any pledged collateral. These obligations, even if apparently protected by collateral value, have well-defined weaknesses related to adverse financial, managerial, economic, market, or political conditions, which have clearly jeopardized repayment of principal and interest as originally intended. Furthermore, there is the possibility that the Company will sustain some future loss if such weaknesses are not corrected. Clear loss potential, however, does not have to exist in any individual assets classified as substandard.

•
Doubtful - includes obligations with all the weaknesses inherent in those graded “Substandard,” with the added characteristic that the severity of the weakness makes collection or liquidation in full highly questionable and improbable based on currently existing facts, conditions, and values. The probability of some loss is extremely high, but because of certain important and reasonably specific factors, the amount of loss cannot be determined. Such pending factors could include merger or liquidation, additional capital injection, refinancing plans, or perfection of liens on additional collateral. There are no loans with a doubtful rating in the Company’s portfolio as of March 31, 2018 and December 31, 2017.

•
Loss - includes obligations that are considered uncollectible and cannot be justified as a viable asset of the Company. This classification does not mean the loan has absolutely no recovery value, but that it is neither practical nor desirable to defer writing off the loan even though partial recovery may be obtained in the future. There are no loans with a loss rating in the Company’s portfolio as of March 31, 2018 and December 31, 2017.

The following tables summarize the risk categories, as defined above, of the Company’s loan portfolio based upon the most recent analysis performed as of March 31, 2018 and December 31, 2017.

	Pass	Special Mention	Substandard	Doubtful	Total
March 31, 2018	(Dollars in Thousands)
Real estate loans:
Construction and development	$27,046	$718	$-	$-	$27,764
1-4 family first mortgages	47,159	653	-	-	47,812
Commercial	66,434	1,317	335	-	68,086
Other	14,883	373	-	-	15,256
Commercial loans	27,145	311	192	-	27,648
Consumer loans	3,511	548	2	-	4,061
Total:	$186,178	$3,920	$529	$-	$190,627

December 31, 2017
Real estate loans:
Construction and development	$34,103	$718	$-	$-	$34,821
1-4 family first mortgages	46,600	656	-	-	47,256
Commercial	67,972	124	337	-	68,433
Other	14,979	116	-	-	15,095
Commercial loans	27,149	57	200	-	27,406
Consumer loans	2,887	546	3	-	3,436
Total:	$193,690	$2,217	$540	$-	$196,447

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3.	LOANS (Continued)

Past Due Loans

A loan is considered past due if any required principal and interest payments have not been received as of the date such payments were required to be made under the terms of the loan agreement.  Generally, the Company places loans on non-accrual when there is a clear indication that the borrower’s cash flow may not be sufficient to meet payments as they become due, which is generally when a loan is 90 days past due. The following tables present the aging of the recorded investment in loans as of March 31, 2018 and December 31, 2017.

		Past Due Status (Accruing Loans)
	Current	30-59 Days	60-89 Days	90+ Days	Total Past Due	Non-accrual	Total
March 31, 2018	(Dollars in Thousands)
Real estate loans:
Construction and development	$27,764	$-	$-	$-	$-	$-	$27,764
1-4 family first mortgages	47,725	87	-	-	87	-	47,812
Commercial	68,086	-	-	-	-	-	68,086
Other	15,256	-	-	-	-	-	15,256
Commercial loans	27,645	3	-	-	3	-	27,648
Consumer loans	4,061	-	-	-	-	-	4,061
Total:	$190,537	$90	$-	$-	$90	$-	$190,627

December 31, 2017
Real estate loans:
Construction and development	$34,665	$156	$-	$-	$156	$-	$34,821
1-4 family first mortgages	47,020	236	-	-	236	-	47,256
Commercial	68,433	-	-	-	-	-	68,433
Other	15,095	-	-	-	-	-	15,095
Commercial loans	27,369	37	-	-	37	-	27,406
Consumer loans	3,436	-	-	-	-	-	3,436
Total:	$196,018	$429	$-	$-	$429	$-	$196,447

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3.	LOANS (Continued)

Allowance for Loan Losses (Continued)

An analysis of the allowance for loan losses is detailed below.

	March 31,	December 31,
	2018	2017

Balance, beginning of year	$2,074,600	$2,079,692
Provision for loan losses	-	158,187
Loans charged off	(39,010)	(163,279)
Recoveries of loans previously charged off	-	-
Balance, end of year	$2,035,590	$2,074,600

The following tables further detail activity in the allowance for loan losses by portfolio segment for the years ended December 31, 2017 and 2016. Allocation of a portion of the allowance to one category of loans does not preclude its availability to absorb losses in other categories.

	Real Estate	Commercial	Consumer	Total
	(Dollars in Thousands)
Allowance for loan losses:
Balance, December 31, 2017	$1,652	$378	$45	$2,075
Provision (credit) for loan losses	(52)	55	(3)	-
Loans charged off	-	(39)	-	(39)
Recoveries of loans previously charged off	-	-	-	-
Balance, March 31, 2018	$1,600	$394	$42	$2,036

Ending balance: individually evaluated for impairment	$-	$39	$9	$48
Ending balance: collectively evaluated for impairment	1,600	355	33	1,988
Total ending balance	$1,600	$394	$42	$2,036

Loans:
Ending balance: individually evaluated for impairment	$3,871	$551	$548	$4,970
Ending balance: collectively evaluated for impairment	155,047	27,097	3,513	185,657
Total ending balance	$158,918	$27,648	$4,061	$190,627

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3.	LOANS (Continued)

Allowance for Loan Losses (Continued)

Allowance for loan losses:
Balance, December 31, 2016	$1,779	$270	$31	$2,080
Provision (credit) for loan losses	(143)	112	116	85
Loans charged off	-	(19)	-	(19)
Recoveries of loans previously charged off	-	-	-	-
Balance, March 31, 2017	$1,636	$363	$147	$2,146

Ending balance: individually evaluated for impairment	$-	$40	$13	$53
Ending balance: collectively evaluated for impairment	1,636	323	134	2,093
Total ending balance	$1,636	$363	$147	$2,146

Loans:
Ending balance: individually evaluated for impairment	$3,377	$382	$541	$4,300
Ending balance: collectively evaluated for impairment	159,891	26,411	3,433	189,735
Total ending balance	$163,268	$26,793	$3,974	$194,035

Impaired Loans

A loan held for investment is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due (both principal and interest) according to the terms of the loan agreement. The following tables detail impaired loans, by portfolio class as of March 31, 2018 and December 31, 2017.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3.	LOANS (Continued)
Impaired Loans (Continued)

		Unpaid	Related	Average	Interest
	Recorded	Principal	Allowance for	Recorded	Income
	Investment	Balance	Loan Losses	Investment	Recognized
March 31, 2018	(Dollars in Thousands)
With no related allowance recorded:
Real estate loans:
Construction and development	$718	$718	$-	$718	$9
1-4 family first mortgages	627	627	-	633	7
Commercial	1,693	1,693	-	1,699	23
Other	833	833	-	816	11
Commercial loans	512	512	-	513	8
Consumer loans	539	539	-	544	8
Total with no related
allowance recorded	4,922	4,922	-	4,923	66

With an allowance recorded:
Real estate loans:
Construction and development	-	-	-	-	-
1-4 family first mortgages	-	-	-	-	-
Commercial	-	-	-	-	-
Other	-	-	-	-	-
Commercial loans	39	39	39	40	1
Consumer loans	9	9	9	9	-
Total with an allowance recorded	48	48	48	49	1

Total impaired loans:	$4,970	$4,970	$48	$4,972	$67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3.	LOANS (Continued)

Impaired Loans (Continued)

December 31, 2017
With no related allowance recorded:
Real estate loans:
Construction and development	$718	$718	$-	$709	$25
1-4 family first mortgages	656	656	-	659	23
Commercial	1,383	1,383	-	1,389	46
Other	116	116	-	110	5
Commercial loans	287	287	-	293	11
Consumer loans	536	536	-	536	33
Total with no related
allowance recorded	3,696	3,696	-	3,696	143

With an allowance recorded:
Real estate loans:
Construction and development	-	-	-	-	-
1-4 family first mortgages	-	-	-	-	-
Commercial	-	-	-	-	-
Other	-	-	-	-	-
Commercial loans	41	41	41	48	4
Consumer loans	10	10	10	10	-
Total with an allowance recorded	51	51	51	58	4

Total impaired loans:	$3,747	$3,747	$51	$3,754	$147

Troubled Debt Restructurings

At December 31, 2017 and 2016, impaired loans included loans that were classified as Troubled Debt Restructurings (TDRs). The restructuring of a loan is considered a TDR if both (i) the borrower is experiencing financial difficulties and (ii) the Company has granted a concession.

The Company restructured no loans in first three months of 2018 or during the year ended.

The Company considers a loan to have defaulted when it becomes 90 or more days delinquent under the modified terms, has been transferred to non-accrual status subsequent to the modification or has been transferred to foreclosed assets. The Company had no loans modified in 2018 or 2017 that subsequently defaulted during the three months ended March 31, 2018 or the year ended December 31, 2017.

NOTE 4.    OTHER BORROWINGS

Other borrowings consist of the following:

	March 31,	December 31,
	2018	2017
Advances from the Federal Home Loan Bank of
Cincinnati, payable at various maturity dates from
May 29, 2024 through May 29, 2025;
interest is payable at various dates at fixed rates
ranging from 2.64% to 2.77%.	$4,000,000	$5,500,000

Note payable to a commercial bank at a fixed interest
rate of 4.10%, maturing on December 20, 2021,
with principal and interest due quarterly.	3,680,559	3,764,075
	$7,680,559	$9,264,075

NOTE 5.    COMMITMENTS AND CONTINGENCIES

Loan Commitments

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. Such commitments involve, to varying degrees, elements of credit risk and interest rate risk in excess of the amount recognized in the balance sheets. The majority of all commitments to extend credit and standby letters of credit are variable rate instruments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5.    COMMITMENTS AND CONTINGENCIES (Continued)

Loan Commitments (Continued)

The Company’s exposure to credit loss is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments as it does for on-balance sheet instruments. A summary of the Company’s commitments is as follows:

	March 31,	December 31,
	2018	2017

Commitments to extend credit	$25,728,000	$25,002,000
Financial standby letters of credit	1,195,000	1,442,000
	$26,923,000	$26,444,000

NOTE 6.    CONTINGENCIES

In the normal course of business, the Company is involved in various legal proceedings. In the opinion of management, any liability resulting from such proceedings would not have a material adverse effect on the Company’s financial statements.

NOTE 7.    FAIR VALUE DISCLOSURES

This note was omitted as the information it would have provided has been superseded by the subsequent event of the merger with SmartFinancial and the fair value of the assets and liabilities in accordance with ASC 805 as detailed in the Pro Forma Financial information included as Exhibit 99.3 in this filing.